Prepared For: Investor Relations (NASDAQ: CHDN) August 15-16, 2013 Bill Mudd, EVP and CFO Mike Anderson, VP Finance & IR Midwest Non-Deal Roadshow

Forward-Looking Statements This document contains "forward-looking statements" within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by words such as: ["anticipate,"] ["intend,"] ["plan,"] ["goal,"] ["seek,"] ["believe,"] ["project,"] ["estimate,"] ["expect,"] ["strategy,"] ["future,"] ["likely,"] ["may,"] ["should,"] ["will"] and similar references to future periods. Forward-looking statements are statements that include guidance relating to net income and net income per share, expected operating results, our belief that we have sufficient liquidity to fund our business operations, expectations of the effect on our financial condition of claims, litigation, environmental costs, contingent liabilities and governmental and regulatory investigations and proceedings, strategy for customer retention, growth, product development, market position, financial results and reserves, and strategy for risk management. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on our current beliefs, expectations and assumptions regarding the future of our business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward- looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control. Our actual results and financial condition may differ materially from those indicated in the forward-looking statements. Therefore, investors should not rely on any of these forward-looking statements, but instead should refer to statements included in reports filed by the Company with the Securities and Exchange Commission. Any forward-looking statement made by us in this document is based only on information currently available to us and speaks only as of the date on which it is made. Churchill Downs Incorporated undertakes no obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise. 2

Use of Adjusted EBITDA as a non-GAAP measure Churchill Downs Incorporated (CDI or Company) began using “Adjusted EBITDA” during the three months ended June 30, 2013 as a key performance measure of results of operations for purposes of evaluating performance internally. The Company believes the use of this measure enables management and investors to evaluate and compare, from period to period, the Company’s operating performance in a meaningful and consistent manner. This non-GAAP measurement is not intended to replace the presentation of the Company’s financial results in accordance with GAAP. CDI defines Adjusted EBITDA as earnings from continuing operations before interest, taxes, depreciation, amortization, insurance recoveries net of losses, HRE Trust Fund proceeds, share based compensation expenses, pre-opening expenses, including those of its equity investments, the impairment of assets and other charges or recoveries. CDI has provided a Reconciliation of Segment Adjusted EBITDA to earnings from continuing operations for each quarter and year end reporting period from March 31, 2010 through June 30, 2013 in the appendix section of this presentation. 3

Churchill Downs Incorporated operates in three distinct segments

We are a diversified Racing, Gaming, & Online Entertainment Company twinspires tv

1 Racing

($millions)	2012A	1H 2013
Revenue	$302	$185
Adjusted EBITDA (a-	$54	$59
Adj. EBITDA Margin	18%	32%

- Consists of 4 race tracks that conducted 381 days of live racing in 2012, 395 live racing days projected for 2013, majority of racing occurs in 2Q, 3Q & 4Q
- Includes longest continuously held annual sporting event in the U.S., the "Kentucky Derby", 139 consecutive years
- Growth driven by Oaks & Derby innovations, new seating venues, Night Racing events and productivity ("cost out") initiatives

(a – See appendix for Adjusted EBITDA reconciliation to earnings from continuing operations

2 Gaming

($millions)	2012A	1H 2013
Revenue	$223	$139
Adjusted EBITDA (a-	$64	$41
Adj. EBITDA Margin	29%	30%

- Consists of 5 existing operations with ~3,400 slots, 33 tables, 36 poker tables, 185 hotel rooms, & ~775 video poker machines (excluding Oxford Casino acquired in 3Q)
- Acquired Riverwalk Casino in mid-Oct 2012 which will add ~$19 mil. in annual Adj EBITDA
- Acquired Oxford Casino in Maine casino for approx. $160 mil. on July 17, 2013
- Developing a $272 mil. Racing & Gaming facility as part of 50/50 JV near Lebanon, OH, scheduled to open in December 2013

3 Online Business

($millions)	2012A	1H 2013
Revenue	$183	$95
Adjusted EBITDA (a-	$45	$25
Adj. EBITDA Margin	24%	27%

- Consist of Twinspires.com, the largest legal Online gaming platform in the U.S. (pari-mutuel wagering "ADW" company)
- $860 mil. in wagering "handle" in 2012; up +11% Y/Y; June YTD 2013 handle down 1%, organic growth offset by loss of IL handle
- Segment also includes Luckity.com, equity investment in HRTV and Velocity– high volume int'l customer focus
- Positioned to participate in Online Poker if legalized with the Bluff brand

4

CHURCHILL DOWNS INCORPORATED

Racing Operations: We own 4 premier Thoroughbred Racetracks

Our debt and equity is back-stopped with valuable real estate

Arlington International Racecourse



- 336 acres in western Chicago suburb, Arlington Heights
- Operates 11 OTB's
- 20 minutes form O'Hare airport
- Metra commuter train stop on property - easy access to other suburbs & Chicago
- Rich history with the "Arlington Million"

Churchill Downs Racetrack



- Home of the Kentucky Oaks and Kentucky Derby
- 147 acres in Louisville, KY
- National historic landmark
- 139 consecutive years of iconic international event
- Night racing series beginning in 2009

Calder Race Course



- 231 acres in Miami Gardens, FL with convenient access off Florida Turnpike
- Sits adjacent to Sun Life Stadium – home of the NFL's Miami Dolphins
- Conducts ~150 live racing days each year

Fair Grounds Race Course



- 145 acres in New Orleans, LA
- Network of 12 OTB's
- Video poker machines in 10 of the OTB's
- Home of the "Louisiana Derby"
- New Orleans Jazz Festival host since 1972

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6 Racing Operations Adjusted EBITDA has grown despite industry declines Revenues Adjusted EBITDA 2012 v 2010 (2)% +45% boxshadowdwn Wagering on U.S. Thoroughbreds in 2012 was up 1% Y/Y, first total year increase since 2006 - 2012 U.S. Industry still down 20% from 2008 according to The Jockey Club Online Fact Book - June 2013 YTD industry handle down 1% on 3% fewer live race days boxshadowdwn Despite Industry weakness, Racing Operations Adjusted EBITDA has grown consistently driven by the strength of The Kentucky Derby, innovations like Night Racing, and a focus on cost productivity Derby Week, Night Racing & Productivity have increased margin rates ($ in millions) $70.5 $(20.0) $- $20.0 $40.0 $60.0 $80.0 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 2010 2011 2012 Racing Operations profitability is driven by The Kentucky Oaks & Derby Note: See Appendix for Adjusted EBITDA reconciliation to earnings from continuing operations boxshadowdwn The Kentucky Derby always occurs on “The First Saturday of May” (our 2nd quarter) boxshadowdwn Derby Week Profitability has proven resilient through economic cycles, up ~ $21 mil. over the last four years - 2010 Adjusted EBITDA up $3.4 mil. Y/Y - 2011 Adjusted EBITDA up $6.4 mil. Y/Y - 2012 Adjusted EBITDA up $5.4 mil. Y/Y - 2013 Adjusted EBITDA up $5.8 mil. Y/Y $49.8 $59.9 $67.4 $(12.7) $(12.2) $(11.1) Racing Operations Adjusted EBITDA by Quarter Adjusted EBITDA Margin % (3)% +5% $(11.3) 2013 $39 $47 $54 2010 2011 2012 $308 $299 $302 13% 16% 18% $56 $59 1H 2012 1H 2013 $191 $185 Y/Y 32%30%

The Kentucky Oaks & Derby profits come from many sources

A significant portion of Derby Week Profits happen before the event takes place

Sources of Derby Week Profitability
(Illustrative Approximations)



Premium Tickets / Other
Wagering, net of purses & pari-mutuel taxes
Sponsorships
TV / Radio Licensing
F&B, Merchandise, Parking, Programs
General Admissions

- Premium tickets is the largest Adjusted EBITDA contributor to profitability
  - ~55,000 reserved seats sold in advance, typically sold out in the early part of the year
  - Includes 77 permanent suites which are under 3 to 7 year contracts with staggered expirations
  - A significant % of seats are committed under long term personal seat licenses (PSLs)
  - Demand for premium tickets exceeds supply
  - Attendance set all-time records in both 2011 & 2012, near record in 2013 for Kentucky Oaks
  - New high-end seating venues added in 2013 with the "Mansion" and "Plaza Balcony"
- Wagering profits are impacted by the weather and the strength of the field (a strong favorite hurts wagering)
- NBC Sports TV agreement was renewed in 2011
  - 5 year agreement expires after the 2015 Derby
  - Increased economics compared to the prior deal
  - 2013 was the 2nd most watched Derby in 24 years
  - Only annual sporting event that draws more female viewers (52%) than male
- Yum! Brands presenting sponsor agreement renewed in 2011
  - 5 year agreement expires after the 2015 Derby
  - Increased economics compared to the prior deal
- Longines, Swiss watchmaker, expands relationship as Entitlement Partner of the Kentucky Oaks in 2013

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CHURCHILL DOWNS

Kentucky Derby continues economic growth / popularity

2013 Derby Week results prove the resiliency and brand power of this iconic entertainment event



- ❑ Record Derby Week Adjusted EBITDA for the fourth consecutive year, up $5.8 mil. in Adjusted EBITDA
  - Kentucky Derby Week Adjusted EBITDA has increased ~ $21 mil. over the past 4 years
  - Despite dismal weather on both Opening Night and Derby Day, Derby Week economics still strong with all-sources wagering up 2% over 2012 to record $258.5 mil.
  - New high-end seating venues added in 2013 with the "Mansion" and "Plaza Balcony"
  - Second-highest all-sources wagering on Derby Day



331
360
351
332
$226.7
$231.9
$253.6
$258.5
Derby Week Attendance (thousands)
Derby Week Wagering (millions)
2010
2011
2012
2013
Derby Week Stats

- ❑ Kentucky Oaks records 2nd highest attendance, record all-sources wagering up 15% Y/Y
  - Longines, Swiss watchmaker, expands relationship as Entitlement Partner of the Kentucky Oaks in 2013



- ❑ Television ratings 2nd highest since 1989
  - 16.2 million viewers is up 9% from 2012, up 12% from 2011
  - Only annual sporting event that draws more female viewers than male, 52% of viewers were women



NBC Telecast Viewership (in millions)
14.6
13.6
12.9
13.7
14.2
16.1
16.5
14.5
14.8
16.2
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013

8

CHURCHILL DOWNS

9 2014 Kentucky Derby growth expected from new venues / seating expansion Continued growth and popularity of Kentucky Derby Week fuels expansion efforts boxshadowdwn In July 2013, we announced a $14.5 mil. expansion project at Churchill Downs Racetrack - New Grandstand Terrace & Rooftop Garden - 51,000 square feet of new space - Adding ~ 2,400 new reserved seats - New amenities serving 20.400 existing seats

10 Sports League Number of Teams Enterprise Value ($B) EBITDA ($ millions) EV / EBITDA (multiple) 30 $18.2 $432 ($14.4 Avg./Team) 42.0x 32 $33.2 $979 ($30.6 Avg./Team) 33.9x 30 $11.8 $175 ($5.8 Avg./Team) 67.4x 30 $7.2 $127 ($4.2 Avg./Team) 56.9x 9 $1.3 $58 ($6.4 Avg./Team) 22.0x Total 131 $71.6 $1,770 ($13.5 Avg. / Team) 40.4x What is The Kentucky Oaks & Derby worth? Source: Forbes.com Date: Various – Late 2011 to Mid 2012 Enterprise Value: Based on current arena deal, unless new arena deal is pending Based on other professional sports valuations, The Kentucky Derby is under-valued at Regional Gaming multiples

Gaming: Our properties are relatively new and in mature markets

Growing our Gaming Business thru development and acquisitions

Calder Casino



- Located in Miami Gardens Florida, near Sun Life Stadium
- Greenfield construction, opened January 2010
- 1,210 Slot Machines
- 29 Poker Tables

Harlow's Casino Resort & Spa



- Acquired in December 2010 for $138 million
- 801 Slot Machines
- 15 table games & poker room
- 105-room attached hotel (50% rooms renovated in 2012)
- $15 million in renovations grand opening of new amenities in January 2013

Fair Grounds Slots & Video Poker



- Greenfield construction at the racetrack, opened November 2008
- Located in New Orleans, LA
- 620 slot machines
- 12 Off Track Betting facilities operate ~775 Video Poker Machines

Riverwalk Casino Hotel



- Acquired in October 2012 for $145.6 million
- Located in Vicksburg, MS
- 711 slot machines
- 17 table games
- 80-room attached hotel

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CHURCHILL DOWNS INCORPORATED

Gaming Adj. EBITDA growth driven by greenfield development & acquisitions

Acquisition & development focused on ROI

($ in millions)



Y/Y%
Revenues
Adjusted EBITDA Margin %
Adjusted EBITDA
$142
21%
$30
2010
$213
28%
$59
2011
$223
29%
$64
2012
$111
31%
$35
1H 2012
$139
30%
$41
1H 2013
+26%
+19%

Note: See Appendix for Adjusted EBITDA reconciliation to earnings from continuing operations



Number of Gaming Positions at Year-End
1,400
3,500
3,500
4,300
6,700
2009
2010
2011
2012
2014

Note: positions as indicated in the 10-K for 2009-2012; 2014 assumes our OH property opens with 1,600 machines and our acquisition of Oxford Maine property adds approx. 800 machines

- ❑ Fair Grounds permanent gaming facility opened October 2008 with ~600 machines
- ❑ Calder Casino opened in January 2010 with ~1,200 machines and 29 poker tables
- ❑ Acquired Harlow's Resort & Casino in December 2010 (facility opened in Nov 2007)
  - Our first non-racing casino
  - ~800 slots & 15 table games,105-room hotel
- ❑ Ohio JV project with DNC - completed purchase of Lebanon OH facility in Dec 2012
- ❑ Construction of $272 mil. racing & gaming facility between Cincinnati & Dayton OH underway – expected to open Dec 2013
- ❑ Acquired Riverwalk Casino Hotel in October 2012 (facility opened in Oct 2008)
  - 711 machines, 17 tables, 80-room hotel
- ❑ Acquired Oxford Casino in July 2013 (facility opened in June 2012) for approx. $160 mil.
  - 790 slots & 22 table games
- ❑ "Younger" gaming assets require less maintenance-related cap-ex

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CHURCHILL DOWNS INCORPORATED

2013 Gaming Adj. EBITDA expected growth driven by Riverwalk acquisition

Newest property in Vicksburg with a superior design and high quality amenities

- **Acquired Riverwalk Casino Hotel in Vicksburg, MS in October 2012 for $145.6 million**
  - Expected to add approximately $55 million in revenue, $19 million in EBITDA, and $10 million in free cash flow annually
  - Transaction price was ~7.4x trailing twelve months EBITDA; including tax benefits the multiple is approximately 6.4x
- **Constructed on 22 acres of land and opened in October 2009 with the following amenities:**
  - 25,000 Square foot gaming floor with 736 slots & 18 table games
  - 80-room, 5-story hotel attached to the gaming floor
  - 220-seat Magnolia Hill Buffet, 102-seat Rocky's casual grill as well as casino bar and a private VIP Lounge
  - 750 parking spots including a 325-space covered parking garage
  - One of only two Mississippi River Casino properties that did not close during the 2011 record flooding
- **Consistently grown market share since opening due to its easy-to-navigate single-level gaming floor, superior design aesthetic and marketing programs**
- **Positioned less than 1 mile from Interstate 20, a major thoroughfare across Mississippi and Louisiana**



13

CHURCHILL DOWNS INCORPORATED

14 Acquired Oxford Casino in Oxford, Maine in 3Q Closed on Oxford Casino acquisition on July 17, 2013 boxshadowdwn Oxford Casino opened in June 2012, and is located approximately 35 miles northwest of Portland, ME boxshadowdwn Completed an expansion of its gaming floor in Oct 2012 bringing total slot machines to 789 and 22 table games Opened Gaming sq. ft. Slots Tables Initial Phase June 2012 16,000 529 12 Expansion September 2012 9,000 260 10 Current 25,000 789 22 boxshadowdwn Transaction price represents projected 7.5x EBITDA multiple (based on CDI’s projections) boxshadowdwn Expected to be immediately accretive to EPS and provide annual free cash flow of approx. $12.5 mil. boxshadowdwn Able to close on acquisition earlier than expected and take advantage of seasonally “peak” gaming months boxshadowdwn Announced a $3.2 mil. capital project to expand the gaming floor – weeks after closing on the acquisition

15 2014 Gaming Adj. EBITDA growth driven by new Ohio Gaming & Racing Facility Partnering with Delaware North on a $272 million development in an attractive gaming market boxshadowdwn 1Q 2012 – announced a Joint Venture (“JV”) with Delaware North Companies (“DNC”) to purchase Lebanon Raceway license in Ohio to develop a new Video Lottery Terminal (“VLT”) facility and harness racetrack boxshadowdwn JV Closed on the purchase of Lebanon Raceway on December 21, 2012; Construction began in early 2013 on a new gaming & racing facility located near exit 29 off I-75 between Cincinnati and Dayton, scheduled to open in Dec 2013 boxshadowdwn $272 mil. total investment will be split evenly (50/50) with partner, DNC (previous estimate was $285 mil.) − $60 mil. purchase price includes $10 mil. cash (paid in Dec 2012) and $50 mil. sellers note (with 6 year payback schedule beginning with 1st coin drop) - plus $10 mil. contingent payment to sellers based on performance − $50 mil. license fee includes 3 installments - $10 mil. upon license approval (paid in Dec 2012), $15 mil. upon first coin drop (expected Dec 2013) and $25 mil. on 1-year anniversary of first coin drop − $162 mil. construction cost of gaming & racing facility including cost of VLT machines (former est. $175 mil. ) boxshadowdwn CDI invested $32.4 mil. in JV through June 2013, remaining share of investment to be funded by existing credit facility

Online Business has grown organically as customers shift wagering behavior

The Online channel is growing despite industry declines



Revenues
Adjusted EBITDA Margin %
Adjusted EBITDA
$121
16%
$19
2010
$165
25%
$41
2011
$183
24%
$45
2012
2012 v 2010
+51%
+139%
$97
26%
$25
1H 2012
$95
27%
$25
1H 2013
Y/Y%
(1)%
- %

Note: See Appendix for Adjusted EBITDA reconciliation to earnings from continuing operations

Twinspires.com Handle Growth compared to U.S. Industry Growth



11.6%
4.2%
-7.4%
3Q11
15.0%
13.6%
1.4%
4Q11
15.2%
9.8%
5.4%
1Q12
13.4%
13.6%
-0.2%
2Q12
10.6%
8.4%
2.2%
3Q12
7.9%
4.3%
-3.6%
4Q12
7.3%
4.5% (a-
-2.8%
1Q13
6.2%
7.2% (a-
1.0%
2Q13
Y/Y Industry Handle
Y/Y Twinspires Handle
Twinspires vs Industry

Sources: Twinspires.com growth 10-Q/10-K; Industry: equibase.com

(a- excluding impact of IL handle loss for both 1Q and 2Q of 2013 and 2012, actual reported results show 3% decline Y/Y in 1Q and 1% growth in 2Q per Form 10-Q 's for respective period

($ in millions)

- Online wagering has grown ~8% to ~14% faster than the industry through 4Q 2012, as customers continue to shift wagering channels due to convenience, accessibility and ease of use
- In 1H 2013, Twinspires.com stopped taking wagers from IL customers as online wagering legislation expired. Excluding IL handle for both periods, online handle increased 6% - outpacing industry by 6.8%
- Twinspires.com resumed online wagering in IL on June 7, 2013 after IL legislators and the Governor passed a new bill to allow online wagering on horseracing
- CDI well positioned to continue growing & gaining market share from better technology, innovation and ability to offer integrated data

2012 Wagering by Location



~20.3% wagered online
~11.4% wagered On-Track where live race is held
~68.3% is wagered somewhere else

Source: Online (ADW) handle from Oregon Racing Commission and SEC filings, Industry: The Jockey Club

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CHURCHILL DOWNS

17 Proven ability to grow Revenues & Adjusted EBITDA $87 $145 $158 $585 $697 $732 -50 50 150 250 350 450 550 650 750 0 20 40 60 80 100 120 140 160 180 200 2010 2011 2012 Revenues Adjusted EBITDA boxshadowdwn All three segments showed Adjusted EBITDA growth in 2012: - Racing Operations up 13% - Derby sets another record, +$5.4 million - Gaming up 8% - Online Businesses up 7% boxshadowdwn 1H 2013 revenues and Adjusted EBITDA up 6% and 10%, respectively: - Driven by Riverwalk Casino acquisition (4Q ‘12) - Racing Ops up from record Derby Week offset partially by negative impact of less IL host days and loss of FL hosting revenues - Online Business impacted by loss of IL ADW boxshadowdwn ~$580 million in cash spent on acquisitions (net of acquired cash) and greenfield developments since 2009 (including Oxford Casino in Q3 ‘13): - $80 mil. on Calder Casino - $32 mil. on Youbet.com acquisition - $136 mil. on Harlow’s acquisition - $7 mil. on Bluff Media acquisition - $23 mil. on Lebanon Raceway JV - $146 mil. on Riverwalk Casino Hotel - $160 mil. on Oxford Casino boxshadowdwn Strong free cash flow generation allows for rapid debt reduction following acquisitions - Maint cap-ex has been limited to <$20 mil. last several years - Leverage / coverage ratios among industry best Strong earnings & cash performance allows for future growth investments ($ in millions) Adjusted EBITDA Margin % 22% 15% 21% $114 $125 0 20 40 60 80 100 120 140 160 180 200 1H 2012 1H 2013 +6% +10% Y/Y% $45.1 $158.2 $127.2 $100.3 0 20 40 60 80 100 120 140 160 180 2010 2011 2012 1H 2013 Total Debt $265 $128 $210 $153 Total Debt/ Adj. EBITDA 3.0x 0.8x 1.3x 0.9x Note: Debt / Adjusted EBITDA metrics shown do not include pro-forma credit for acquisitions We generate significant Free Cash Flow (“FCF”) Cash Flows from Operating Activities less Maintenance Cap-ex 29% 28% $409 $432

Investment Rationale Summary

- **Disciplined, Shareholder-Focused Management Team**
  - Diverse backgrounds with multi-industry, technology and international experience
  - Proven record of capital allocation, revenue & earnings growth
- **Diversified portfolio of Racing, Gaming, Online Entertainment Businesses**
  - Largest legal Online gaming platform in the U.S. (Twinspires.com), showing organic growth
  - Iconic Kentucky Oaks & Derby Brands continue to set all-time records
  - Four premier Thoroughbred Race Tracks
  - ~5,100 gaming positions at five casinos (including Oxford Casino acquisition in July 2013) and 10 OTBs, Ohio JV adds ~1,600 more in 4Q 2013
- **Significant Growth Opportunities / Pipeline**
  - Organic growth in our Online business as customers shift wagering behavior
  - Organic growth with the Kentucky Oaks & Derby as we develop new high-end seating
  - ~$272 million JV racing & gaming development near Lebanon, Ohio – to open 4Q 2013
  - Luckity.com a mobile and online social game that pays real money
  - Options on gaming expansion in Illinois and Kentucky
  - Positioned to participate in U.S. online poker upon legalization
  - Low leveraged balance sheet improves ability to repurchase shares or make accretive acquisitions
- **Strong Financial Position**
  - Strong balance sheet, backstopped with valuable real estate
  - Disciplined maintenance capital spending
  - Derby and Online businesses, in particular, deliver strong free cash flow

18

CHURCHILL DOWNS INCORPORATED

19 Appendix

20 Recent actions provide greater flexibility for borrowing / stock repurchase Amended bank facility adds credit capacity, stock repurchase plan adds option for use of free cash boxshadowdwn CDI Board of Directors approved April 2013, subject to state regulatory approvals boxshadowdwn Received final state regulatory approval on May 16 and closed on the amended credit facility on May 17 (effective date) boxshadowdwn Amended Revolving Credit Facility includes: - Increase in borrowing capacity from $375 mil. to $500 mil. - Five year tenor – maturing May 2018 - Includes an accordion feature which, if exercised, could increase borrowing capacity by additional $225 mil. - LIBOR-based interest rates plus “spread” based on Company’s total leverage ratio (1.125% to 3.0% spread) boxshadowdwn New two-tiered leverage ratio covenant: - 3.5x senior secured leverage max - 5.0x total leverage max (provided that minimum adjusted EBITDA is maintained – otherwise 4.5x total leverage) boxshadowdwn Interest coverage ratio covenant - >3.0 to 1 times boxshadowdwn Reduced pricing schedule for outstanding borrowings and commitment fees across all leverage pricing levels Amended Revolving Credit Facility Stock Repurchase Plan boxshadowdwn CDI Board of Directors approved April 2013 boxshadowdwn Stock Repurchase Plan includes: - Authorization up to $100 mil. to repurchase CDI stock - Plan expires on December 31, 2015 - Open market purchases (10b-18 or 10b5-1) , privately negotiated transactions allowed boxshadowdwn Funding of any repurchases will be made using available cash or borrowings under revolving credit facility boxshadowdwn Stock Repurchase Plan provides: - Another tax efficient way to return capital to shareholders - Ability to offset the dilutive effect of share-based compensation plans - Viable and accretive option for use of free cash flow - Ability to buy back stock if undervalued by the market boxshadowdwn There have been no stock repurchases through the end of 2Q 2013

Illinois & Kentucky provide future gaming growth options

Gaming expansion is currently a major topic of political discussions in both states

Arlington Park

- Attractive location
  - Approximately 25 miles from downtown Chicago, with train state on property
  - ~9 miles from Des Plaines Casino (> $700 win per unit in 2012 according to Wells Fargo research)
- IL General Assembly passed gaming expansion, SB 1849, in May 2012 sponsored by Rep. Lou Lang which would have allowed 5 new casinos, including one in Chicago and permit slot machines at racetracks
- Bill would have allowed for Class III gaming at racetracks including 1,200 at Arlington Park
- Governor Quinn vetoed SB 1849 in August, 2012, over the absence of strict ethical standards and comprehensive regulatory oversight including a ban on campaign contributions from licensees
- Compromise legislation that addressed the majority of Gov. Quinn's concerns, SB 1739, passed the IL Senate on May 1, 2013, with 32 votes, but was not called for a vote in the House before the end of the Spring session
- We are optimistic this legislation will be addressed during the fall veto session as the state of IL continues to struggle with mounting budget deficits

Churchill Downs

- Historic location, huge visitor destination and an iconic brand
  - Approximately 5 miles from downtown Louisville
  - ~20 miles from Caesar's Horseshoe Sothern IN property (~$270 million of gaming win per Wells Fargo Research)
- Spectrum gaming released a study dated January 17, 2012 showing Churchill Downs location annual revenues could exceed $250 million
- Polling in early 2012 indicated 87% favor a public vote on expanded gaming with 64% saying they would vote in favor
- Budgetary concerns are putting additional pressure on the KY General Assembly to authorize expanded gaming. CDI is working to build the requisite support ahead of the 2014 session for a constitutional amendment. Should we be successful in passing an amendment, it would then be subject to a vote of the public in November 2014
- The KY Constitution requires that constitutional amendments pass the General Assembly with at least 60% approval in both the House & Senate
- A November 2014 ballot question on the amendment would require a simple majority for passage

21

CHURCHILL DOWNS INCORPORATED

Luckity leverages our Twinspires platform to attract new customers

Luckity is like nothing else in the U.S. legal online gaming market today

Luckity.com
Real Fun. Real Cash.

- Luckity is a mobile and online gaming platform that offers fun games with the opportunity to win real money
  - Outcomes of games are based on and determined by live horse races
  - Technology is based on Twinspires advanced deposit wagering platform
  - Patent protected (pending)
- Luckity is permissible under the Interstate Horseracing Act and is licensed by the Oregon Racing Commission
- Launched November 1, 2012 with 25 unique games
- Targeting social, casino and lottery game players
- Focused on product quality initially with our customers, looking to make games more interactive and appealing while filling the time gap between customer plays and game results
- Significant marketing of product will occur after further product enhancements are achieved

How It Works

Step 1:
Customer plays one of many Luckity games



Money Matcher
Bubble Pop
X Marks The Cash
Color Wheel
Luckity
3x
GROUP
Platinum Riches

Step 2:
Game play is mapped to pari-mutuel wagering pools

Number Selection ↓ | Game Results ↑

Step 3:
Live horse race generates results and real cash prizes

Luckity.com Pari-Mutuel Engine

Wagers Placed ↓ | Wager Results ↑

Step 4:
Customer account is credited with real cash winnings based on actual payouts from pari-mutuel pools

Horse Races



22

CHURCHILL DOWNS INCORPORATED

23 Reconciliations –Adjusted EBITDA 2010 Reconciliation of Segment Adjusted EBITDA to earnings (loss) from continuing operations: ($ in millions) 2010 2010 2010 2010 2010 1Q 2Q 3Q 4Q Full Year Racing Operations (12,653)$ 49,811$ 1,539$ (104)$ 38,594$ Gaming 5,124 6,788 8,014 9,695 29,621 Online Business 4,205 4,849 6,067 4,122 19,243 Other Investments / Corporate (977) (278) 2,239 (1,371) (386) Total Adjusted EBITDA (4,300)$ 61,170$ 17,859$ 12,343$ 87,072$ Insurance recoveries, net of losses - - - - - HRE Trust Fund proceeds - - - - - Share-based compensation expense (723) (786) (807) (4,340) (6,656) Pre-opening costs - - - - - Depreciation and amortization (10,025) (11,990) (12,395) (12,114) (46,524) Interest income (expense), net (1,147) (1,403) (1,595) (1,849) (5,994) Income tax benefit (provision) 8,051 (18,722) 638 1,692 (8,341) Earnings (loss) from continuing operations (8,144)$ 28,269$ 3,700$ (4,268)$ 19,557$

24 Reconciliations –Adjusted EBITDA 2011 Reconciliation of Segment Adjusted EBITDA to earnings (loss) from continuing operations: ($ in millions) 2011 2011 2011 2011 2011 1Q 2Q 3Q 4Q Full Year Racing Operations (12,183)$ 59,852$ 1,949$ (2,454)$ 47,163$ Gaming 18,341 13,126 13,509 13,658 58,634 Online Business 8,457 12,085 11,226 9,217 40,985 Other Investments / Corporate (761) (209) (65) (256) (1,291) Total Adjusted EBITDA 13,854$ 84,853$ 26,619$ 20,165$ 145,491$ Insurance recoveries, net of losses - - 1,010 (38) 972 HRE Trust Fund proceeds - - 19,258 - 19,258 Share-based compensation expense (2,680) (2,588) (3,892) (571) (9,731) Pre-opening costs - - - - - Other charges and recoveries - 2,720 - - 2,720 Depreciation and amortization (13,986) (13,892) (13,441) (13,851) (55,170) Interest income (expense), net (2,392) (3,405) (1,460) (1,199) (8,456) Income tax benefit (provision) 2,018 (27,698) (8,374) (235) (34,289) Earnings (loss) from continuing operations (3,186)$ 39,990$ 19,720$ 4,271$ 60,795$

25 Reconciliations –Adjusted EBITDA 2012 Reconciliation of Segment Adjusted EBITDA to earnings (loss) from continuing operations: ($ in millions) 2012 2012 2012 2012 2012 1Q 2Q 3Q 4Q Full Year Racing Operations (11,053)$ 67,423$ 2,101$ (4,049)$ 54,422$ Gaming 19,773 14,992 12,624 16,778 64,168 Online Business 11,628 13,806 9,922 9,282 44,639 Other Investments / Corporate (1,336) (1,214) (399) (1,827) (4,775) Total Adjusted EBITDA 19,012$ 95,007$ 24,249$ 20,185$ 158,453$ Insurance recoveries, net of losses 1,511 5,003 - 492 7,006 HRE Trust Fund proceeds - - - - - Share-based compensation expense (3,183) (4,716) (2,968) (3,122) (13,989) Pre-opening costs - - - - - Depreciation and amortization (13,807) (13,638) (13,370) (14,785) (55,600) Interest income (expense), net (1,205) (947) (842) (1,447) (4,441) Income tax benefit (provision) (974) (32,133) (1,096) 1,051 (33,152) Earnings (loss) from continuing operations 1,354$ 48,576$ 5,973$ 2,374$ 58,277$

26 Reconciliations –Adjusted EBITDA 2013 Reconciliation of Segment Adjusted EBITDA to earnings (loss) from continuing operations: ($ in millions) 2013 2013 2013 1Q 2Q 1H Racing Operations (11,257)$ 70,517$ 59,260$ Gaming 22,008 19,365 41,373 Online Business 11,335 14,091 25,426 Other Investments / Corporate (996) (86) (1,082) Total Adjusted EBITDA 21,090$ 103,887$ 124,977$ Insurance recoveries, net of losses 375 - 375 HRE Trust Fund proceeds - 292 292 Share-based compensation expense (3,363) (6,214) (9,577) Pre-opening costs (230) (480) (711) Depreciation and amortization (15,035) (14,991) (30,026) Interest income (expense), net (1,466) (1,167) (2,633) Income tax benefit (provision) (311) (31,029) (31,340) Earnings (loss) from continuing operations 1,060$ 50,297$ 51,357$

27 Bill Carstanjen, President & COO Bob Evans, Chairman & CEO Alan Tse, EVP & General Counsel Bill Mudd, EVP & CFO boxshadowdwn CEO since 2006 boxshadowdwn Diverse background – strategy consulting, software, private equity boxshadowdwn Technology-focused boxshadowdwn Led CDI’s diversified growth strategy boxshadowdwn President and COO, 8 years with CDI boxshadowdwn M&A background with Cravath, Swaine & Moore LLP and GE boxshadowdwn Previously led legal and development teams boxshadowdwn Formerly GE Capital boxshadowdwn Columbia Law School boxshadowdwn CFO since 2007 boxshadowdwn 15 year multi-industry, multi-business background with GE boxshadowdwn International experience boxshadowdwn Leads strategic, finance and development teams boxshadowdwn General Counsel since 2011 boxshadowdwn Oversees all legal, corporate governance and compliance boxshadowdwn Former GC for LG Electronics MobileComm USA boxshadowdwn Background in technology-focused industries boxshadowdwn Harvard Law School Shareholder-Focused Management Team